                                                                    EXHIBIT 99.1

                                      LEASE

                             869 WEST HILLFIELD ROAD
                                  LAYTON, UTAH

                                     LESSOR:
                            MYHRE HOLDINGS-UTAH, LLC
                                    SUITE 100
                               1401 W. 76TH STREET
                               RICHFIELD, MN 55423
                                 (612) 798-3710

                                     TENANT:

                        C SQUARE EDUCATIONAL ENTERPRISES
                             869 WEST HILLFIELD ROAD
                               LAYTON, UTAH 84041
                                 (801) 304-4224

                                Table of Contents

Art. No.  Title                                                         Page No.
--------  -----                                                         --------
          Definitions                                                      2
1         Term                                                             3
2         Option                                                           4
3         Use                                                              4
4         Rent                                                             4
5         Percentage Rent                                                  4
6         Insurance                                                        4
7         Utilities                                                        5
8         Public Area Charges                                              5
9         Taxes                                                            5
10        Additional Rent                                                  6
11        Security Deposit                                                 6
12        Interest                                                         6
13        No Offset                                                        7
14        Security Interest                                                7
15        Guaranty                                                         7
16        Condition of Premises                                            7
17        Signs                                                            7
18        Lessor Right to Cure Defaults                                    7
19        Notice                                                           8
20        Holding Over                                                     8
21        Compliance With Law                                              8
22        Assignment                                                       8
23        Alterations                                                      9
24        Mechanics1 Liens                                                 9
25        Condemnation                                                    10
26        Destruction of Premises                                         11
27        Estoppel Certificate                                            11
28        Indemnity                                                       12
29        Right of Entry                                                  12
30        Default                                                         12
31        Subordination                                                   14
32        Quiet Enjoyment                                                 15
33        Entire Agreement                                                15
34        Miscellaneous                                                   15
35        Force Majeure                                                   16
36        Attornment and Non-Disturbance                                  16
37        Waiver of Subrogation                                           16
38        Environmental Matters                                           17
39        Pest Control                                                    17
40        Trash Storage                                                   17

                                 Addendum No. 1

                                      LEASE

     This lease, executed this 16th day of March, 2007 and effective the 1st day of January, 2007, by and between Myhre Holdings-Utah, LLC, a Minnesota limited liability company ("Lessor"),and C Square Educational Enterprises, a Utah corporation

("Tenant").

     WITNESSETH THAT:

Lessor does hereby lease to Tenant, and Tenant does hereby take from Lessor that certain building and appurtenances located at 869 West Hillfield Road, Layton, Utah, (Leased Premises) all according to the following terms and conditions:

                                   DEFINITIONS

     A. Term: The term of this lease shall be for one hundred twenty (120) months commencing January 1, 2007, and terminating December 31, 2016.

     B.   Options: Tenant shall have two option(s), each of which shall be sixty
          (60) months in duration which for the purposes of this Lease shall be known as the Option Terms.

     C. Rent Commencement Date: Same as the commencement date of the Term (see A, above) unless otherwise specified in the Addendum, if any.

     D. Monthly Base Rent: $32,500.00 for each month from the Rent Commencement Date through the 60th month of the Term. If the lease should commence on any day other than the first day of a month or end on any day other than the last day of a month, then Base Rent for said partial month shall be $1,084 per day. See Addendum for additional rental terms.

     E.   Percentage Rent: None.

     F.   Security Deposit: $32,500.00.

     G.   Tenant's Pro Rata Percentage Rate: 100%.

     H.   Floor Area of Premises: 31,200 square feet.

     I. Lease Year: January 1, through December 31 of each calendar year during the term.

     J.   NOTICE: See Section 17.

     K. UTILITIES: Natural gas, electricity, sewer, water, garbage disposal, and any other charge for goods or services provided to the Leased Premises by a governmental agency or by a private company whose rates are governed by the Public Utilities Commission or Utah or its successor.

     L. TAXES: All taxes and levies--including special assessments for road, street, sewer, utility and other local improvements--which are or may be lawfully assessed or imposed upon all or any part of the Leased Premises and/or the Building in which the Leased Premises is located and the unimproved ground appurtenant thereto and also which are or may be imposed upon the rents received, provided, however, that Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise or income tax imposed upon Lessor.

     M. BUILDING: The building located at 869 West Hillfield Road, Layton, Utah, and all grounds appurtenant thereto under the ownership or control of Lessor.

     1 TERM: Tenant shall lease the Premises for the Term at the end of which this Lease shall terminate without further rights to Tenant, subject to any option rights which Tenant may have, if exercised. At the time of termination, any structures and improvements constructed on the Leased Premises by Tenant, or any item, thing or material attached to the Leased Premises, shall become the property of the Lessor. Tenant shall, upon expiration of this lease, remove any equipment and personal property except that which shall become the property of Lessor, and in the event said personal property is not removed by Tenant, Lessor may remove and store said personal property at Tenant's expense and if Tenant does not claim the property and pay all removal and storage expenses within thirty (30) days following termination of the lease, then Lessor may sell said property without notice to Tenant and apply the proceeds thereof first to the costs of said sale, then to costs of removal and storage, then to any sums owed by Tenant to Lessor and any excess shall be delivered to Tenant.

     2 OPTION: Upon expiration of the Term, and provided Tenant has not been in default as to any of the terms and conditions of this Lease during the Term, Tenant shall have an Option or Options (as defined above) to extend the term of this Lease. Each Option shall be exercised by Tenant giving Notice to Lessor not less than six (6) months prior to the expiration of the Term or Option Term of its intent to exercise the Option. If Tenant exercises any Option, the terms and conditions of this Lease shall be applicable to each Option Term except as modified in the Addendum hereto.

     3. USE: Use of the Leased Premises shall be solely for the operation of a school and ancillary uses related thereto. Tenant shall operate under the trade name Utah Career College. Neither the use or trade name shall be changed nor the use expanded without prior written approval of the Lessor.

     4. RENT: Tenant shall pay to Lessor the Monthly Base Rent in advance on the first day of each month during the Term or Option Term, if any. Payment of rent for the first full month and any initial partial month shall be made by Tenant at the time this Lease is executed. Acceptance of any partial payment of Monthly Base Rent by Lessor shall not be deemed an accord and satisfaction or a waiver of any rights hereunder as to the rents reserved but shall only be payment of a partial month's rent based upon a daily rental equal to one-thirtieth (1/30) of the Monthly Base Rent. Occupancy by Tenant of the Leased Premises on any day for which rent has not been paid in advance shall be considered an event of default.

     5. PERCENTAGE RENT: Intentionally Omitted.

     6. INSURANCE: Tenant shall maintain upon the Leased Premises, at its sole cost and expense, fire and extended coverage insurance, insuring against all ordinary and common disasters, policies of insurance with coverage limits equal to the full replacement value of the Leased Premises. From the commencement of this Lease, and annually thereafter, Tenant shall provide to Lessor an insurance binder showing the amount of coverage and showing that the annual premium therefore has been paid in full. Lessor and American Bank of St. Paul, St. Paul, Minnesota, shall be named as co-insureds and loss payees on said policy, and no portion of any proceeds of said insurance shall be payable or paid to Tenant.

     Tenant further agrees to purchase general public liability insurance covering claims for personal injury, death, or property damage with limits of not less than $1,000,000 in respect to bodily injury or death to one person, and not less than $1,000,000 in respect to bodily injury to death arising out of one occurrence, and $500,000 for property damage arising out of one occurrence. Lessor and American Bank of St. Paul shall be named as co-insured on said policies. Tenant shall further maintain policies of insurance covering Tenant's personal property and fixtures situated on or about the Leased Premises for their full replacement value. If required by law Tenant shall also maintain workers compensation insurance and dram shop/liquor liability insurance.

     Tenant shall place such insurance with insurers legally authorized to do business in the State of Utah and reasonably acceptable to Lessor. Tenant shall, at the commencement of this Lease and annually thereafter, provide Lessor with certificates of insurance on all of the above policies, showing Lessor and Lessor's lender as an additional insured and clearly stating that said policies may not be canceled by either Tenant or the insurance company unless Lessor is first given 30 days advance notice of such cancellation. Should Tenant fail to provide Lessor with adequate proof of insurance coverage within thirty (30) days hereof and annually thereafter, Lessor may, but shall not be required to, obtain said insurance at the sole expense of the Tenant. Any sum expended by Lessor for said insurance shall be due and payable by Tenant to Lessor immediately upon demand.

     7. UTILITIES: Tenant shall pay on or before the due date any Utilities provided to or serving the Leased Premises. Should Tenant fail to pay said Utilities when due, Lessor shall have the option of paying said Utilities directly to the utility vendor and any sum so expended by Lessor shall be immediately due from Tenant to Lessor upon demand.

     Lessor does not warrant that any of the utility services will be free of interruption of service. Interruption of service shall never be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof or render Lessor liable under this Lease, unless such interruption is caused by the neglect or willful misconduct of Lessor or Lessor's agent.

     8. PUBLIC AREA CHARGES: Tenant and its employees, customers, licensees and invitees are entitled to use the public areas of the building and the Leased Premises during the Term or Option Term, if any. Tenant shall keep the Public Areas in a neat, clean and orderly condition and shall maintain and repair said Public Areas at its sole cost and expense.

     Should Tenant fail to maintain and/or repair said Public Areas Lessor may, but shall not be required to, provide said maintenance and repair at Tenant's sole cost and expense, and any sums expended by Lessor in so doing shall be immediately due and payable by Tenant to Lessor upon demand.

     9. TAXES/SPECIAL ASSESSMENTS: Tenant shall pay, during the Term or Option Term, if any, of this Lease all of those Taxes imposed upon, connected with or arising from the Leased Premises. Tenant shall also pay to Lessor the Special Assessments levied against the Leased Premises. For any partial calendar year in which Tenant occupies the Leased Premises the Taxes and Special Assessments shall be prorated based upon the number of the days during the calendar year in which Tenant occupies the Leased Premises. Tenant shall make the payment required hereby by paying to Lessor, on the first day of each month during the Term or Option Term, if any, together with Monthly Base Rent, one-twelfth (1/12) of the annual Taxes and Special Assessments. The monthly payments shall be in an amount reasonably estimated by Lessor with an adjustment made upon receipt by Lessor of the annual Tax statement with the intent and purpose of assuring Lessor that it will have received, prior to the due date, an amount sufficient to pay said Taxes and any installment of Special Assessments due therewith.

     Should any governmental authority impose a tax of any kind or nature upon the Leased Premises or the Building, either by way of substitution for all or any part of the present ad valorem real estate taxes, or in addition thereto, then such tax shall be deemed to constitute a Tax for the purposes of this Lease.

     Tenant shall also pay all taxes which may be lawfully charged, assessed or imposed upon all fixtures and equipment of every type and also upon all personal property in the Leased Premises, and the Tenant shall pay all license fees and other charges which may lawfully be imposed upon the business of the Tenant conducted upon the Leased Premises.

     10. ADDITIONAL RENT: All sums to be paid by Tenant to Lessor pursuant to the terms of this Lease, including any sums which Lessor elects to expend on behalf of Tenant in the event Tenant fails to fulfill its obligations under this Lease in a timely fashion, shall be and hereby are deemed additional rent and all remedies available to Lessor because of Tenant's failure to timely pay Monthly Base Rent, including the right to dispossess Tenant of the Leased Premises, shall be available to Lessor should Tenant fail to timely pay to Lessor any additional rent.

     11. SECURITY DEPOSIT: Upon execution of this Lease Tenant shall deposit with Lessor the Security Deposit, as set forth in Definitions, Sec. F, which deposit shall be held by Lessor without interest and shall be refunded to Tenant within thirty (30) days of the expiration of this Lease providing that Tenant has fulfilled all terms and conditions of the Lease. In the event that during the term of this Lease Tenant shall fail to pay any amount owed to Lessor as and when due, then Lessor may, but shall not be obligated to, apply all or any portion of the Security Deposit toward such unpaid amount and thereafter Lessor may demand that Tenant restore the Security Deposit to its original amount, which amount will become additional rent due on the first day of the month following the demand.

     12. INTEREST: All sums owed by Tenant to Lessor, if not paid when due, will accrue interest at the rate of 1%% per month, or the highest rate allowed by law, whichever is less, from the due date until paid in full. In the event Lessor gives written notice to Tenant of any sums which are past due, which written notice will not be given earlier than ten (10) days after the due date, then Tenant shall also pay to Lessor a service fee of $50.00 for each such notice in addition to the amount due and accrued interest.

     13. NO OFFSET: Monthly Base Rent, Percentage Rent and all additional rent shall be paid without offset or deduction of any nature whatsoever. Tenant agrees that any claims against Lessor may be pursued only by an independent action against Lessor and that Tenant shall have no right to withhold rent under any circumstances.

     14. SECURITY INTEREST: Tenant hereby grants to Lessor a security interest in all personal property and fixtures located on the Demised Premises to secure the payment of all sums due from Tenant to Lessor pursuant to this Lease. This Lease shall serve as a security agreement in accordance with the terms of the Uniform Commercial Code, Utah statutes, and Tenant agrees to execute a Financing Statement to implement the terms of this section upon demand by Lessor. In the event Tenant fails to execute said Financing Statement within two (2) business days of said demand, then Lessor is appointed Tenant's attorney in fact to sign such Financing Statement for and on behalf of Tenant.

     15. GUARANTY: This Lease is personally guaranteed by Broadview Institute, Inc., parent corporation of Tenant, in accordance with and upon the terms and conditions set forth in that certain Guaranty attached hereto as Exhibit B.

     16. CONDITION OF LEASED PREMISES: Tenant hereby accepts the Leased Premises in an "as is" condition. Tenant shall maintain the structural and mechanical condition of the Building, and shall maintain the Public Areas, at its sole cost and expense. All work shall be performed by contractors approved by Lessor. Tenant shall, at its own expense, keep the Leased Premises in neat and clean condition free from rubbish and debris. Tenant shall commit no waste or misuse thereof including wasteful use of Utilities. Tenant shall not overload electrical circuitry, damage, or deface the Leased Premises or knowingly do any act which may void or make voidable any insurance on the Leased Premises. Tenant shall permit no condition to exist upon the Leased Premises which would constitute a nuisance or a violation of any applicable law, ordinance, or regulation, nor permit any illegal or unlawful acts to occur therein. Tenant shall keep exits free of impediments.

     17. SIGNS AND WINDOWS: Tenant shall obtain Lessor's written approval prior to erecting any signs on the exterior of the Leased Premises and/or inside the Leased Premises if said interior sign can be seen from the exterior of the Leased Premises or from the exterior of the building in which the Leased Premises is located. Tenant shall not cover any window or obstruct the view from any window without first obtaining Lessor's written approval.

     18. LESSOR'S RIGHT TO CURE DEFAULTS: If Tenant defaults in the observance or performance of any of Tenant's covenants, agreements, or obligations hereunder wherein the default can be cured by expenditure of money, Lessor may, but without obligation and without limiting any other remedies which it may have by reason of such default, after giving Tenant at least ten (10) days advance notice of its intention to do so, cure the default, and charge the cost thereof, including reasonable attorneys or other professional fees to Tenant together with interest thereon at the rate of one and one-half percent (15%) per month or the maximum rate allowed by law, whichever is less. Lessor may deduct any sums so expended from the Security Deposit or demand immediate payment from Tenant, or a combination of both. Nonpayment of Monthly Base Rent shall not be subject to this clause.

     19. NOTICE: A bill, statement, notice, or communication which Lessor desires or is required to give to Tenant, including a notice of termination, shall be deemed sufficiently given or rendered if in writing and sent by registered or certified mail, return receipt requested, addressed to Tenant at the Leased Premises. Any notice by Tenant to Lessor must also be served by registered or certified mail, return receipt requested, addressed to Lessor at 1401 West 76th Street, Suite 100, Richfield, MN 55423. Either party may designate to the other in writing another place of notice. Any notice or communication shall be deemed to have been given on the date that it is deposited in the U.S. mails.

     20. HOLDING OVER: Should Tenant continue to occupy the Leased Premises or any part thereof after the expiration or termination of the Lease Term or Option Term, if any, whether with or without the consent of Lessor, such tenancy shall be deemed to be a tenancy from month to month only at a Monthly Base Rent of twice the amount reserved herein and all other terms of this Lease shall continue to apply to said tenancy.

     21. COMPLIANCE WITH THE LAW, RULES AND REGULATIONS: Tenant, at its sole expense, shall promptly comply with all laws, ordinances and requirements of the federal, state, county and municipal authorities, and with any lawful order or direction of any public officer relating to the Leased Premises or the use and occupation of the Leased Premises during the Lease Term and Option Term, if any. Tenant shall also comply with the Rules and Regulations promulgated by Lessor from time to time. A copy of said Rules and Regulations as they exist as of the date of this Lease are attached hereto as Exhibit C. Lessor reserves the right to change or issue new rules and regulations as necessary for the safe and efficient operation of the Building.

     22. ASSIGNMENT: Tenant may not assign or sublease any of its rights under this Lease or any part of the Leased Premises or any interest in either thereof, without prior written consent of Lessor, which Lessor may withhold at its sole discretion. No such assignment or subleasing, even if consented to by Lessor, shall relieve the Tenant from any of the Tenant's obligations in this Lease contained nor shall any assignment or transfer of this Lease be effective unless the assignee or sub lessee shall, at the time of such assignment or transfer, assume in writing all the terms, covenants and conditions of this Lease thereafter to be performed by the Tenant and shall agree in writing to be bound thereby.

     23. ALTERATIONS: Tenant shall not make any alterations, additions or changes in or on the Leased Premises unless it first receives the written consent of the Lessor, which consent shall not be unreasonably withheld. All such alterations, additions or changes shall be at the sole cost and expense of Tenant. Consent shall not be deemed to be unreasonably withheld if the proposed alteration, addition or change would endanger the Leased Premises or Building in which the Leased Premises is located structurally or otherwise; would diminish the value thereof; would not be in compliance with applicable laws and ordinances or would violate the provisions of this Lease. Additionally, Lessor may withhold such consent until Tenant has furnished Lessor with a payment and performance bond with a surety satisfactory to Lessor guaranteeing the completion of such alteration, addition or change and payment of all costs thereof or with such other security for the payment of the costs thereof as may be satisfactory to Lessor in its sole discretion. In the event Tenant desires to make any alterations, additions or changes to the Leased Premises, plans and specifications for such alterations, additions or changes shall be prepared and submitted to Lessor for approval prior to any construction. All such alterations, additions or changes shall be at the sole cost and expense of Tenant, but shall immediately become the property of Lessor upon completion. Any change orders, modifications in the original plans and specifications, work to be performed, material to be used or any change in the amount to be expended for any portion of the renovation and/or improvements shall first be approved by Lessor.

     Tenant shall give Lessor notice, at least fifteen (15) days prior to the commencement of any work (or additional time as may be necessary under applicable law) to afford Lessor the opportunity of posting and recording appropriate notices of non-responsibility.

     24. MECHANICS' LIENS: Tenant shall not suffer or permit any mechanics1 liens to be filed against the Leased Premises or any part thereof or against the Building in which the Leased Premises is located by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Premises or any part thereof through or under the Tenant. If any such lien shall at any time be filed against the Premises, the Tenant shall cause the same to be discharged of record within thirty (30) days after the date of filing the same. If the Tenant shall fail to discharge such lien within such period, then in addition to any other right or remedy it may have Lessor may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or by giving security or in such other manner as is, or may be, prescribed by law. Any amount paid by the Lessor for any of the aforesaid purposes, shall be repaid by the Tenant to the Lessor on demand, together with interest at the rate of one and one-half percent (13%) per month or the maximum allowed by law, whichever is less, until repaid. Any sum due to Lessor from Tenant hereunder shall be treated as additional rent. Nothing herein contained shall imply any consent or agreement on the part of the Lessor to subject the Lessor's estate to liability under any mechanic's lien law.

     In lieu of discharging any such lien as provided above, Tenant may deposit with Lessor a certificate of deposit issued by a bank or other security acceptable to Lessor in its sole discretion, in an amount equal to one hundred fifty percent (150%) of the sum of the amount claimed due on such lien, plus attorney's fees, interest and other sums claimed due therewith. Tenant shall be entitled to all dividends and interest accruing on said deposit. Tenant shall diligently defend against any such lien claim. In the event that any such lien shall be established by agreement between Tenant and the Lienor, or by legal adjudication, Lessor shall be entitled to use so much of the deposit as is necessary to pay off and discharge such lien, returning any excess to Tenant.

     25. CONDEMNATION: If during the Lease Term or Option Term, if any, the entire Leased Premises shall be taken as a result of the power of eminent domain, condemnation proceedings or other like proceedings (hereinafter referred to as the "Proceedings") this Lease and all right, title and interest of the Tenant hereunder shall cease and come to an end on the date of taking of possession pursuant to such Proceedings.

     If, during the Lease Term or any Option Term a portion of but less than the entire Leased Premises shall be taken by such Proceedings, this Lease shall, upon taking of possession pursuant to the Proceedings, terminate as to the portion of the Leased Premises so taken and the Lessor may terminate this Lease as to the remainder of the Premises. Such termination as to the remainder of the Premises shall be effected by a notice to Tenant in writing given not more than sixty (60) days after the date of taking of possession pursuant to such Proceedings, and shall specify a date not more than sixty (60) days after the giving of such notice as the date of such termination. Upon the date specified in such notice, the Lease Term or Option Term, as the case may be, and all right, title and interest of Tenant hereunder shall cease and cone to an end and Tenant shall have no further obligations under this Lease. If Lessor elects not to terminate the Lease, said Lease shall continue in full force and effect but the Monthly Base Rent, Breakpoint and Tenant's Pro Rata Percentage Rate shall be equitably reduced.

     Tenant shall not be entitled to any part of any award made in any Proceedings on account of any taking of the Leased Premises or any part thereof or of the building nor to any part of any payment made in connection with any sale made under threat of condemnation. All such awards and payments shall belong solely to Lessor and Tenant shall execute and deliver any assignments or other instrument requested by Lessor for the purpose of confirming the same. Tenant shall however, at all times be entitled maintain any action for and recover any award for taking of its personal property, its moving expenses or damage to its business. In the event Lessor elects not to terminate this Lease, then Lessor shall repair, reconstruct or restore the remainder of the Leased Premises to its condition immediately prior to such taking, provided, however, that Lessor shall not be obligated to expend more for such repair, reconstruction or restoration than the net amount of any funds received from such condemnation.

     26. DESTRUCTION OF PREMISES: In the event that the Leased Premises, or any portion thereof, or the Building in which the Leased Premises is located, is damaged or destroyed by fire or other casualty covered by insurance maintained as provided in this Lease, however, or by whomever caused, Lessor agrees to repair, rebuild and restore the Leased Premises to the same good order and condition as existed prior to damage or destruction. The foregoing or anything else herein contained notwithstanding, in performing any such repair, rebuilding or restoration, Lessor shall never be required to expend more than the insurance proceeds available for such purposes. In the event the costs of any such repair, restoration or rebuilding exceed the amount of insurance proceeds available from policies of insurance maintained, and the damage or destruction was caused by the willful or negligent act of Tenant or any person or entity for whose acts or negligence Tenant was responsible, then Tenant shall pay the excess cost of such repair, restoration or rebuilding. If such damage renders the entire Leased Premises unfit for Tenant's normal business purposes, and the Tenant by reason thereof discontinues business in the Leased Premises, then, provided that such damage was not caused by the willful or negligent act of Tenant or any person or entity for whose acts or negligence Tenant is responsible, Monthly Base Rent payable by Tenant hereunder shall be abated for period during which Tenant is unable to operate its business. If such damages renders only part of the Leased Premises unfit for Tenant's normal business purposes, Monthly Base Rent shall be apportioned on the ratio that the area rendered unfit bears to the entire area of the Leased Premises and the proportion thereof applicable to each part of the Leased Premises upon which Tenant discontinues its business operations shall be abated for the period during which such part is not fit for Tenant's normal business purposes and during which Tenant discontinues such business operations.

     Notwithstanding any of the above to the contrary, Lessor may elect not to rebuild the Leased Premises, in which event it shall notify Tenant within sixth
(60) days of said damage or destruction of its said intent and shall forthwith terminate the Lease effective thirty (30) days following said notice, and thereafter neither party shall have any obligation to the other as a result of this Lease.

     27. ESTOPPEL CERTIFICATE: Tenant agrees, at any time and from time to time upon not less than twenty (20) days prior notice by Lessor, to execute, acknowledge and deliver to Lessor or to any other person or entity requested by Lessor, a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications, that this Lease is in full force and effect as modified and stating the modifications), the date to which the rent has been paid in advance, if any, whether or not (to the best knowledge of Tenant) Lessor is in default on the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge, and such other or further information as may be requested by any prospective purchaser or lender with respect to the Leased Premises, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the Leased Premises, assignee of Lessor's interest in this Lease or any mortgagee of the Leased Premises or any assignee of any mortgage.

     28. INDEMNITY: Tenant agrees to indemnify and save harmless Lessor from and against any and all claims, liabilities, losses, damages, causes of action or expenses (including without limitation reasonable attorney's fees) of whatsoever kind of nature imposed on or incurred by or asserted against Lessor and in any way relating to or arising out of: (a) the possession, use or condition of the Leased Premises or any part thereof or any occurrence thereon; (b) the conduct or management of or from any work or thing whatsoever done in or about the Leased Premises; or (c) from any intentional or negligent act or omission of Tenant or any person for whose acts or omissions Tenant is responsible.

     29. RIGHT OF ENTRY: Lessor shall have the right, at all reasonable times, to enter and inspect the Leased Premises and to perform any repairs which are deemed by Lessor to be reasonably necessary for the protection and maintenance of the Leased Premises if Tenant fails to make such repairs. Any sums expended by Lessor in making any such repair will be due and payable to Lessor by Tenant immediately upon demand by Lessor. During the last year of the Term or any Option Term, Lessor may show the Leased Premises for rent and display any signs it deems necessary therefore. Lessor shall have the right, at any time, to enter the Leased Premises to show it to a prospective buyer or mortgagee.

     30. DEFAULT: If, during the Lease Term or any Option Term, if exercised,
(a) the Tenant shall make an assignment for the benefit of creditors, or (b) a voluntary or involuntary petition be filed by or against Tenant under the Bankruptcy Act of the United States or any state or federal statute similar thereto, and the same is not dismissed within sixty (60) days, or the Tenant be adjudged insolvent or a bankrupt pursuant to an involuntary petition, or (c) a receiver or trustee be appointed for the property of the Tenant or (d) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of the Tenant, or
(e) if, under the Bankruptcy Act, Tenant continues in possession without the appointment of a receiver or trustee, then the occurrence of any such event shall be deemed a breach of the Lease. This Lease shall ipso facto upon the happening of any of said contingencies, be at the option of the Lessor, terminated and the same shall expire as fully and completely as if the day of the happening of such contingency were the date herein specifically fixed for the expiration of the initial term or any renewal term, and the Lessee will then quit and surrender the Leased Premises.

     If the Tenant shall fail to pay when due any Monthly Base Rent, Percentage Rent, additional rent or any other sum reserved to Lessor hereunder, or any part of the same; or if Tenant shall fail to


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

perform any non-monetary duty, obligation or requirement and such default shall continue for fifteen (15) days after notice thereof by the Lessor, or, if such non-monetary default is of a nature as to reasonably require more than fifteen
(15) days to cure and Tenant does not diligently pursue such cure; or if Lessor shall commence more than two (2) Unlawful Detainer actions against Tenant during the Term and/or Option Term because of defaults under this Lease, then any and all of the same shall be an event of default. Upon the occurrence of an event of default, the Lessor or the Lessor's agents and servants, in addition to any other remedy or remedies available to Lessor at law, in equity or hereunder, may immediately or at any time thereafter re-enter the Leased Premises and remove all persons and all or any property there from either by summary dispossession proceedings or by any suitable action or proceeding at law, and repossess and enjoy said Leased Premises together with all additions, alterations and improvements, and terminate this Lease and Tenant shall remain fully liable hereunder for all rent and other payments and performances hereunder during the balance of the Lease Term or any Option Term. In the event that the Lease Term or any Option Term shall terminate as provided herein before the expiration date originally fixed, or in the event Tenant is dispossessed or removed from the Leased Premises by summary proceedings or otherwise (other than taking under power of eminent domain), Lessor, at its option, may elect from time to time to rent the Leased Premises or any part thereof in its own name, or for the account of Tenant for the residue of the Lease Term or Option Term or for a longer period of which said residue is a part, or for a shorter period or periods, at such rentals and upon such terms as Lessor deems best, and may receive rents therefore applying any monies collected for the residue of such term, first to the payment of such reasonable expenses to which Lessor may have been put to obtain possession and re-rent the Leased Premises and, second, the balance of the net amount of the rents to. the performance of Tenant's obligations under this Lease. In the event of a reletting of the Premises, Tenant agrees to pay Lessor as damages for such breach (notwithstanding any entry or re-entry by Lessor, whether by summary proceedings, termination or otherwise) any excess of amounts payable as rent which under the terms of this Lease would become due if this Lease had not been terminated, over the net amount of the rents which shall be collected and received by Lessor as provided above for the Leased Premises during the residue of such term. Such damages shall be paid in equal monthly payments on the rent payment dates provided by the Lease as the amount of such excess shall from time to time be ascertained.

     No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any rights or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder whether now or hereafter existing at law or in equity or by statute.

     The failure of the Lessor to insist in any one or more cases upon the strict performance of any of the covenants of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of such covenant or option. In addition to the other remedies in this Lease provided, the Lessor shall be entitled to the restraint by injunction of the


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

violation, or attempted or threatened violation of the covenants, conditions or provisions of this Lease.

     Lessor shall be under no obligation to mitigate any damage suffered by it as a result of Tenant's default. However, in the event Tenant cures any default within the time specified above, this Lease shall be reinstated with the same force and effect as if no default had occurred.

     If Lessor or any of its officers, directors, trustees, beneficiaries, agents, affiliates or employees shall be made a party to any litigation commenced by or against Tenant and are not found to be at fault, Tenant shall pay all costs, expenses and reasonable attorneys1 fees incurred by Lessor or any such party in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred by Lessor in successfully enforcing this Lease.

     If Lessor commences any detainer suit, summary proceedings or other action seeking possession of the Leased Premises, Tenant agrees not to interpose by consolidating actions, counterclaim, claim for set-off, recoupment or deduction of rent, or other claim seeking affirmative relief of any kind (except a mandatory or compulsory counterclaim which Tenant would forfeit if not so interposed).

     31. SUBORDINATION: This Lease shall at the option of Lessor either be subject and subordinate or prior and superior to any mortgage that now or may hereafter encumber the Leased Premises and to any renewal, modification, consolidation, replacement, and extension of any such mortgage. Tenant shall sign any instrument subordinating or acknowledging the priority of the interest of Tenant under this Lease to the lien of such mortgage as Lessor or the mortgagee may at any time desire, and Tenant shall duly comply with all of the provisions of any mortgage affecting the Leased Premises, except the payment of interest and principal thereunder, provided and on condition that the mortgagee shall recognize the validity of this Lease and shall not interfere with Tenant's occupancy and possession so long as Tenant is not in default of any of its obligations hereunder. Tenant also agrees to execute a short form of this Lease if so requested by Lessor. Any costs of recording said short form lease shall be the responsibility of Lessor.


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

     32. QUIET ENJOYMENT: If Tenant pays the rents and other amounts herein provided and observes and performs all covenants, terms and conditions, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Lease Term and Option Term, if any, without interruption by Lessor or any person or persons claiming by, through or under Lessor, subject, nevertheless, to the terms and conditions of this Lease.

     At the termination of this Lease, by lapse of time or otherwise, Tenant shall return the Leased Premises in as good condition as when Tenant took possession except only ordinary wear and tear and damage or destruction.

     33. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such agreement is in writing and signed by the party against whom. enforcement of the change, modification, discharge or abandonment is sought.

     34. MISCELLANEOUS: The headings incorporated in this Lease are for convenience in reference only and are not a part of this Lease and do not in any way limit or add to the terms and provisions hereof.

     Nothing contained in this Lease shall be deemed or construed as creating a partnership or joint venture between Lessor and Tenant or between Lessor and any other party, or cause Lessor to be in any way responsible for the debts or obligations of Tenant or anyone occupying all or part of the Premises.

     It is understood that there are no oral agreements between the parties hereto, and this Lease supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, between the parties hereto.

     Any fee due or allegedly due any broker or agent shall be paid by the party who initially retained said broker or agent unless agreed to otherwise in writing signed by all parties hereto.

     Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause.

     All of the covenants, conditions and agreements herein contained shall extend to, be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Lessor and Tenant both agree and acknowledge that they have read this Lease and reviewed it with their respective legal counsel and, as such, there shall be no presumption of construction for or against either party.

     Any utilities, insurance, common area charges, real estate taxes, special assessments or other additional rent (as defined in paragraph 10 hereof), if paid by Tenant to Lessor on an estimated basis, shall be adjusted to determine Tenant's actual share thereof for the preceding calendar year within sixty (60) days of the end of such calendar year. If Tenant has paid more than its share, said excess shall be credited against the next payments due Lessor hereunder except in the last year of the Lease in which case said


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

excess shall be refunded to Tenant within said sixty (60) day period. In the event Tenant has paid less than its share, it shall be the balance due to Lessor within ten (10)days of receipt of notice of said deficiency.

     35. FORCE MAJEURE: Whenever a day is appointed herein on which, or a period of time is appointed within which, either party hereto is required to do or complete any act, matter or thing, the time shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is unreasonably interfered with, the doing or completion of such act, matter or thing because of strikes, lock-outs, embargoes, unavailability of labor or materials, wars, insurrections, rebellions, declaration of national emergencies, acts of God, or other causes beyond such party's reasonable control (financial inability excepted); provided, however, nothing contained in this Article shall excuse Tenant from the prompt payment of any rent or other charge required hereunder except as may be expressly provided elsewhere in this Lease.

     36. ATTORNMENT AND NON-DISTURBANCE: If the Leased Premises is encumbered by a mortgage and the mortgage is foreclosed, or if the Leased Premises is sold pursuant to foreclosure or by reason of a default under a mortgage, the following shall apply notwithstanding the foreclosure, the sale or the default:
(a) Tenant shall not disaffirm this Lease or any of its obligations under this Lease; and (b) at the request of the applicable mortgagee or purchaser at the foreclosure sale, Tenant shall attorn to the mortgagee or purchaser, provided that such mortgagee or purchaser agree not to terminate this Lease so long as Tenant shall continue to perform all of its obligations hereunder and pay all amounts due.

     37. WAIVER OF SUBROGATION: Lessor and Tenant hereby release each other from all claims, liability or responsibility for loss or damage to property covered by valid and collectible insurance. This release applies not only to liability and responsibility of the parties to each other, but shall also extend to liability and responsibility for anyone claiming through or under the parties by way of subrogation or otherwise. This release shall not apply to loss or damage unless the loss or damage occurs during the times the fire or extended coverage insurance policy contains a clause or endorsement to the effect that any release shall not adversely affect or impair the policies or prejudice the right of the party to recover hereunder. The parties hereto agree that any policies covering the Leased Premises or its contents shall include this clause or endorsement.


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

     38. ENVIRONMENTAL MATTERS: Tenant agrees that it will not transport, store, use, generate, treat and/or dispose of any toxic or hazardous substances in or on the Leased Premises or the Building. Tenant will immediately comply with all environmental laws, rules, regulations or ordinances, and will promptly notify Lessor in connection therewith of any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority; and demands or claims made or threatened by any party relating to any loss or injury; any release, discharge or nonroutine, improper or unlawful disposal or transportation of any toxic of hazardous substances on or from the Leased Premises or Building.

     Tenant will absolutely indemnify, defend and hold Lessor harmless from any loss, damage, cost, expense (including attorney fees) arising out of or in any manner related to any toxic or hazardous substance, or any environmental law, rule, regulation or ordinance.

     For the purposes of this lease the term "toxic or hazardous substances" shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body have jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation of any material safety data sheet or the like.

     Tenant shall immediately comply with all recycling, sanitation and/or health laws, ordinances, rules and regulations imposed by any federal, state or local governing or regulatory body or by Lessor in fulfillment of any such law, ordinance, rule or regulation.

     39. PEST CONTROL: Tenant shall use, at Tenant's sole cost and expense, such pest and rodent extermination contractor as Lessor may direct and at such intervals as Lessor may require.

     40. TRASH STORAGE: All garbage, refuse, trash and other waste shall be kept in the kind of contained, placed in the areas, and prepared for collection in the manner reasonably required by Lessor, subject to applicable laws, statutes, ordinances, rules and regulations. If Lessor designates a service to pick up such items, Tenant shall use the same. All expenses related to garbage, refuse, trash or waste storage and/or removal shall be paid by Tenant.

     IN WITNESS WHEREOF, the parties have executed this Lease the day and year first above written.

TENANT: C Square Educational            LESSOR: Myhre Holdings-Utah, LLC
Enterprises


BY: /s/ H. Michael Blair                BY: /s/ Kenneth J. McCarthy
    ---------------------------------       ------------------------------------
Its: Chief Financial Officer            Its: Manager


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